ANNUAL REPORT


                                IAI BALANCED FUND

                                 MARCH 31, 1999




                                   [LOGO] IAI

                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                                IAI BALANCED FUND


                                  ANNUAL REPORT
                                 MARCH 31, 1999


                Letter to Shareholders..........................2

                Fund Managers' Review...........................4

                Fund Portfolio..................................7

                Notes to Fund Portfolio........................15

                Statement of Assets and Liabilities............17

                Statement of Operations........................18

                Statement of Changes in Net Assets.............19

                Financial Highlights...........................20

                Notes to Financial Statements..................21

                Independent Auditors' Report...................26

                Federal Tax Information........................27

                Adviser, Custodian, Legal Counsel,
                Independent Auditors,
                Directors.......................Inside Back Cover

                             LETTER TO SHAREHOLDERS
                                IAI BALANCED FUND


WHAT'S RIGHT WITH THIS MARKET

The stock market has been on a roller coaster of late, and that naturally makes people uneasy. But if you're a long-term investor, then I would argue that there are a lot more good things influencing the market than bad things.

True, U.S. corporate earnings are flattening out, and that's putting a damper on the stock market. When you buy a stock, you're buying a future stream of dividends as well as a stronger company because most of the profits are being reinvested. After double-digit growth during much of the 1990s, profits in 1998 grew in the low single digits. A major reason why profits are sluggish is the economic and currency turmoil in Asia, which hurts U.S. companies doing business there.

Another reason for sluggish profit growth is the great job that Corporate America has done to become more efficient. After years of cost-cutting, there isn't much cutting left to do. To enhance profits, companies must either boost prices or sell more products and services. But with inflation at virtually zero, it's tough to raise prices. So, profit growth must come through increased unit volume.

And that's where the good news is likely to begin. Even with the dampening effects of Asia, the U.S. economy is still basically healthy, making it possible for U.S. corporations to sell more products and services here at home. True, we're losing business in Asia, because the dollar is so strong compared to their currencies. But what we're losing in Asia, we're gaining in Europe, as that region of the world begins to enjoy U.S.-style prosperity.

Asia has helped keep inflation worries away, and that has kept interest rates low. Recently, the 30-year Treasury bond yield reached its lowest level ever, as global investors buy our securities for the greatest safety and liquidity. Partly because of our low inflation environment, worldwide demand for U.S. stocks and bonds continues to be strong.

Even if 1999 turns out to be a mediocre year for stocks, let's not feel too sorry for ourselves. The Dow Jones Industrial Average has more than doubled since 1995 and virtually tripled since the beginning of this decade. Where was the Dow in 1982? 800! Has the value of your house gone up by a factor of ten in fifteen years? Probably not. The point is that markets do not go up in a straight line, and there is bound to be volatility. But if you're an investor for the long term, then you should be able to step back and see the good in this market.

                             LETTER TO SHAREHOLDERS
                                IAI BALANCED FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

Robust economic growth and slowing inflationary trends sent analysts to their history books to identify when past economic data was as positive as recent statistics. Economic growth in 1998 was at its fastest pace in 15 years while the inflation rate increased at its lowest rate since 1961. These trends have carried over to the first quarter. With jobs plentiful and consumers experiencing favorable real wage increases, consumer confidence is high. Combined with tax refunds and year-end incentive pay to produce, this is one of the strongest periods for retail sales in the last 10 years.

During previous economic expansions, conventional wisdom linked strong demand growth with rising inflation. This normally provoked the Federal Reserve to tighten monetary policy to reduce demand and prevent an acceleration of inflation. However, this time even the Fed seems to be skeptical of that linkage. In a speech in early April, Federal Reserve Vice Chair Alice Rivlin stated:

"Tight labor markets have long been seen as harbingers of inflation (as higher wages led to higher prices) and lower productivity (as less skilled and experienced workers were drawn into the labor market). But recent experience suggests that, at least in the context of intense global and domestic competitiveness, as well as a continuing revolution in computers and telecommunications, tight labor markets can provide incentives for managerial innovation, skills acquisition and higher productivity, thereby leading to higher growth with little inflation."

During the quarter, the Fed left rates unchanged and signaled they were maintaining a neutral policy stance. Fears of a possible tightening, however, negatively impacted financial markets in February. By quarter-end the equity market had recovered to push through the 10,000 mark on the Dow and interest rates, following a steep rise in February, stabilized.

Ms. Rivlin mentioned several of the factors that have allowed strong U.S. growth with low inflation. While our economy is experiencing good times, weakness persists in Asia, Russia and Latin America and growth has slowed in Europe. This has contributed to declining commodity and input prices as global demand remains soft. The only commodity showing strength has been oil, driven by production cut-backs by oil producing countries. Another factor favoring low inflation has been the strength of the dollar. Real interest rate differentials between the U.S. and our major trading partners widened in favor of the dollar during the quarter. Strength in the dollar makes imports less expensive, effectively eliminating the ability of U.S. producers to raise prices.

We expect economic momentum to continue throughout the year. However, the pace of the expansion will moderate toward a real GDP growth rate of 3%. Over the past three years the U.S. economy has been unusually robust in the fourth and first quarters, only to slow significantly in the second and third quarters. The increase in oil prices, if sustained, will help slow the economy by cutting into consumers' disposable income. Finally, the rise in interest rates during the quarter will slow economic growth.

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND


IAI BALANCED FUND

[PHOTO]
LARRY R. HILL, CFA
IAI BALANCED FUND
CO-MANAGER

[PHOTO]
DONALD J. HOELTING, CFA
IAI BALANCED FUND
CO-MANAGER

* PERCENTAGE OF NET ASSETS OF 3/31/99


HOW HAS THE FUND PERFORMED?

The Fund underperformed its internally blended benchmark index for the year ended March 31, 1999, with a return of 9.46% versus 12.38%. The internally blended benchmark consists of 50% S&P 500 Index, 40% Lehman Aggregate Bond Index and 10% MSCI EAFE International Stocks.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Nabors Industries (1.61%)*, Citigroup (1.58%)* and Nike (0.43%)* were among the largest contributors to performance. Nabors Industries, the largest U.S. driller of land-based oil and natural gas wells, gained as OPEC agreed to slash production in a bid to lift oil prices. Citigroup shares continued to rise as analysts predicted that earnings would likely be higher than expected. Nike shares gained after reporting higher than expected profits. The strongest performing international companies came from the Pacific Basin. In Japan, Namco (0.27%)*, Nippon Telegraph & Telephone (0.54%)* and Nippon Yusen Kabushiki Kaisha (0.48%)* rose significantly during the period, while in Australia, Broken Hill Proprietary (0.40%)* was also a large contributor to performance.

Philip Morris (0.86%)*, 800-JR Cigar (1.10%)*, and Bellsouth (1.06%)* were among the Fund's laggards. Philip Morris shares fell after an Oregon jury ordered the world's largest tobacco company to pay a record $81 million to a smoker's family. 800-JR Cigar and Bellsouth fell on disappointed earnings.

WERE THERE ANY SIGNIFICANT CHANGES?

New companies added to the Fund included AT&T (0.94%)*, Allied Signal (0.95%)*, International Business Machines (0.98%)* and Motorola (0.23%)*. Stocks sold during the year included CBS (sold), General Electric (sold), Gillette (sold) and Wal-Mart Stores (sold). The Fund established a market weight position in Japan by adding to existing holdings and introducing new ones, which increased its overall exposure to the Pacific Basin. In contrast, the allocation to Europe decreased. The interest rate sensitivity of the Fund's fixed income position remained longer than the benchmark and sector weightings continued to overweight mortgages and corporates.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The Consumer Staples sector, led by 800-JR Cigar and Philip Morris, had a large negative impact on performance. The Energy and Health Care sectors contributed positively to performance. International market performance was driven by two dominant factors: strength in Japanese equities, offset by weakness in the Euro.

Interest rates experienced a steep rise during February as economic reports showed continued strong economic growth in late 1998 and early 1999. Investors became concerned that the rapid growth would increase inflationary pressures that, in turn, would force the Federal Reserve to raise interest rates in an effort to slow the domestic economy.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to focus on companies with solid competitive advantages and extremely high financial quality at attractive fundamental valuations. Fixed income strategy is positioned for gradually falling rates and narrowing spreads.

                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

TOP FIVE DOMESTIC COMMON STOCK SECTORS
% OF NET ASSETS AS OF 3/31/99

[BAR CHART]

FINANCIAL                9.4%
UTILITIES                6.8%
PROCESS INDUSTRIES       4.1%
CONSUMER DURABLES        3.6%
ENERGY MINERALS          3.2%


EFFECTIVE MATURITY
% OF BOND PORTFOLIO AS OF 3/31/99

[BAR CHART]

YEARS
-----
0-3       9%
3-5      16%
5-10     61%
10-20     3%
20+      11%


TOP FIVE DOMESTIC EQUITY HOLDINGS
                                                             % of Net Assets
                                                           ---------------------
Issue                                Sector                 3/31/99   3/31/98
--------------------------------------------------------------------------------
Pathnet Preferred Stock*             Electronic Technology    6.31     0.53

Spectrum Equity Investors L.P.*      Financial                2.60     2.04

Vanguard Associates IV L.P.*         Financial                2.58     4.24

Berkshire Hathaway Class A           Process Industries       2.25     2.79

Exxon                                Energy Minerals          1.67     0.89
================================================================================
TOTAL                                                        15.41    10.49

*RESTRICTED SECURITY


BOND SECTORS
% OF BOND PORTFOLIO AS OF 3/31/99

[PIE CHART]

Corporate                                         44%
U.S. Government Agency Mortgage-Backed            38%
U.S. Government & Government Agency Obligations    9%
Asset-Backed                                       7%
Foreign Denominated                                2%


BOND CREDIT RATING
% OF BOND PORTFOLIO AS OF 3/31/99

U.S. Government... 48%

Aaa.................5%

Aa................. 4%

A................. 10%

Baa.................9%

Non-Investment
Grade..............24%

                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND


NOTE TO LETTER TO SHAREHOLDERS & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BALANCED FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                                                      LEHMAN BROTHERS
                IAI BALANCED FUND       S&P 500          AGGREGATE
               (INCEPTION 4/10/92)       INDEX          BOND INDEX
               -------------------       -----          ----------

4/10/92               10,000             10,000          10,000
3/31/93               11,019             11,527          11,329
3/31/94               10,933             11,693          11,598
3/31/95               11,963             13,515          12,176
3/31/96               13,409             17,859          13,490
3/31/97               15,897             21,420          14,151
3/31/98               20,530             31,727          15,731
3/31/99               22,471             37,505          16,855


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/99
                                                            Since Inception
                                1 Year         5 Years          4/10/92
--------------------------------------------------------------------------------
  IAI BALANCED FUND              9.46%          15.50%          12.31%
--------------------------------------------------------------------------------
  S&P 500 Index                 18.45%          26.25%          20.78%*
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate
  Bond Index                     6.49%           7.79%           7.76%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 4/01/92

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 40.1%
                                                                       Market
                                                Quantity             Value (a)
--------------------------------------------------------------------------------
CONSUMER DURABLES - 3.6%
Department 56 (b)                                  8,000           $    243,500
Eastman Kodak                                      3,200                204,400
Mattel                                             9,300                231,338
Newell Rubbermaid                                  5,200                247,000
                                                                   ------------
                                                                        926,238
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.4%
800 - JR Cigar (b)                                36,000                279,000
Nike Class B                                       1,900                109,606
Philip Morris                                      6,200                218,163
                                                                   ------------
                                                                        606,769
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 2.4%
Hewlett-Packard                                      800                 54,250
International Business Machines                    1,400                248,150
Motorola                                             800                 58,600
SBC Communications                                 5,400                254,475
                                                                   -------------
                                                                        615,475
--------------------------------------------------------------------------------
ENERGY MINERALS - 3.2%
Chevron                                            1,600                141,500
Exxon                                              6,000                423,375
Mobil                                              1,800                158,400
Texaco                                             1,400                 79,450
                                                                   -------------
                                                                        802,725
--------------------------------------------------------------------------------
FINANCIAL - 9.4%
American Express                                   3,200                376,000
Bank One                                           3,100                170,694
BankAmerica                                        4,400                310,750
Chase Manhattan                                    2,900                235,806
Citigroup                                          6,300                402,413
Federal Home Loan
   Mortgage Corporation                            5,100                291,338
First Union                                        2,200                117,563
SLM Holding                                        6,750                281,813
Wells Fargo                                        5,400                189,338
                                                                   -------------
                                                                      2,375,715
--------------------------------------------------------------------------------

                                                                       Market
                                                Quantity             Value (a)
--------------------------------------------------------------------------------
HEALTH SERVICES - 1.8%
First Health Group (b)                            13,000           $    208,812
United Healthcare                                  4,700                247,338
                                                                   -------------
                                                                        456,150
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 0.8%
Watson Pharmaceuticals (b)                         4,300                189,738
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.6%
Nabors Industries (b)                             22,500                409,219
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 0.4%
Nucor                                              2,400                105,750
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 4.1%
Bemis                                              2,800                 86,975
Berkshire Hathaway Class A (b)                         8                571,200
Du Pont (E.I.) de Nemours                          3,800                220,638
Sigma-Aldrich                                      5,400                157,950
                                                                   -------------
                                                                      1,036,763
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 2.9%
Allied Signal                                      4,900                241,019
Emerson Electric                                   2,700                142,931
HON Industries                                     9,300                204,019
Tyco International                                 2,200                157,850
                                                                   -------------
                                                                        745,819
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 0.7%
Parametric Technology (b)                          9,400                185,650
--------------------------------------------------------------------------------
UTILITIES - 6.8%
AT&T                                               3,000                239,438
Bell Atlantic                                      5,100                263,606
Bellsouth                                          6,700                268,419
Duke Energy                                        2,600                142,025
Enron                                              2,700                173,475
FPL Group                                          2,700                143,775
MCI Worldcom (b)                                   2,200                194,838
PG&E                                               5,200                161,525
Texas Utilities                                    3,500                145,905
                                                                   -------------
                                                                      1,733,006
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $9,685,204) ..............................................$   10,189,017
================================================================================


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 15

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999

NON-CONVERTIBLE PREFERRED STOCK - 0.9%
                                                                        Market
                                    Rate        Quantity              Value (a)
--------------------------------------------------------------------------------
FINANCIAL - 0.9%
SI Financing Trust I                2.38%          9,000           $    238,500
================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCK
(COST: $225,000).................................................$      238,500
================================================================================

RESTRICTED SECURITIES - 11.5%
                                                                       Market
                                              Quantity (k)           Value (a)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 6.3%
Pathnet Series C (b)                              46,992           $  1,601,252
--------------------------------------------------------------------------------

                                               Ownership               Market
                                             Percentage (k)          Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 5.2%
South Street Corporate Recovery
   Fund I (b)                                       0.69%                    --
Spectrum Equity Investors (b)                       0.46                660,892
Vanguard Associates IV (b)                          1.35                653,983
                                                                   -------------
                                                                      1,314,875
================================================================================
TOTAL INVESTMENTS IN RESTRICTED SECURITIES
(COST: $652,735).................................................$    2,916,127
================================================================================

FOREIGN COMMON STOCKS - 14.0%
                                                                       Market
                                                Quantity             Value (a)
--------------------------------------------------------------------------------
AUSTRALIA - 1.0%
Boral (MATERIALS)                                 41,604           $     59,929
Broken Hill Proprietary (MATERIALS)               12,094                102,722
Goodman Fielder (CONSUMER GOODS)                  45,288                 46,703
M.I.M. Holdings (MATERIALS)                      101,300                 45,419
                                                                   -------------
                                                                        254,773
--------------------------------------------------------------------------------
BELGIUM - 0.1%
Compagnie Maritime Belge (SERVICES)                  460                 17,538
--------------------------------------------------------------------------------
FINLAND - 0.9%
Fortum OYJ (ENERGY) (b)                           16,300                 79,365
Orion-Yhtyma Class B
   (CONSUMER GOODS)                                1,540                 33,202
UPM-Kymmene (MATERIALS)                            3,867                106,457
                                                                   -------------
                                                                        219,024
--------------------------------------------------------------------------------
FRANCE - 2.1%
CNP Assurances (FINANCIAL) (b)                     3,013                 79,207
Dexia France (FINANCIAL)                             755                105,555
Eridania Beghin-Say (CONSUMER GOODS)                 757                112,128
Groupe Danone (CONSUMER GOODS)                       451                113,495
Suez Lyonnaise des Eaux (SERVICES)                   639                118,243
                                                                   -------------
                                                                        528,628
--------------------------------------------------------------------------------
GERMANY - 1.1%
BASF (MATERIALS)                                     870                 31,841
Bayer (MATERIALS)                                  2,017                 75,561
BHF-Bank (FINANCIAL)                               1,250                 51,281
Deutsche Bank (FINANCIAL)                          1,410                 72,535
Veba (ENERGY)                                      1,140                 59,937
                                                                   -------------
                                                                        291,155
--------------------------------------------------------------------------------


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 15
8

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999

FOREIGN COMMON STOCKS (CONT.)
                                                                       Market
                                                Quantity             Value (a)
--------------------------------------------------------------------------------
HONG KONG - 0.5%
Axa China Region (FINANCIAL)                      54,000           $     37,976
Dairy  Farm International
   (CONSUMER GOODS)                               27,972                 32,448
Jardine Strategic (MULTI - INDUSTRY)              31,921                 53,946
                                                                   -------------
                                                                        124,370
--------------------------------------------------------------------------------
ITALY 0.5%
Telecom Italia (SERVICES)                         19,550                116,273
--------------------------------------------------------------------------------
JAPAN - 3.5%
Eisai (CONSUMER GOODS)                             8,000                167,187
Hitachi (CAPITAL EQUIPMENT)                       20,000                148,105
Japan Airlines (SERVICES)                          9,000                 29,410
Mazda Motor (CONSUMER GOODS)                      19,000                 73,800
Namco (CONSUMER GOODS)                             2,600                 68,496
Nippon Oil (ENERGY)                                1,000                  3,909
Nippon Telegraph & Telephone
   (SERVICES)                                         14                137,127
Nippon Yusen Kabushiki Kaisha
   (SERVICES)                                     31,000                123,026
Sekisui Chemical (MATERIALS)                      19,810                141,010
                                                                   -------------
                                                                        892,070
--------------------------------------------------------------------------------
NETHERLANDS - 0.3%
KLM Royal Dutch
    Air Lines (SERVICES)                           3,100                 87,015
--------------------------------------------------------------------------------
NEW ZEALAND - 0.2%
Carter Holt Harvey (MATERIALS)                    41,836                 39,267
--------------------------------------------------------------------------------
PORTUGAL - 0.6%
Banco Pinto & Sotto Mayor
   (FINANCIAL)                                     3,722                 73,414
Brisa-Auto Estradas
   (CAPITAL EQUIPMENT)                             1,919                 88,878
                                                                   -------------
                                                                        162,292
--------------------------------------------------------------------------------

                                                                       Market
                                                Quantity             Value (a)
--------------------------------------------------------------------------------
SINGAPORE - 0.2%
Singapore Airlines, foreign
   (SERVICES)                                      1,945           $     14,065
United Overseas Bank, foreign
   (FINANCIAL)                                     6,191                 38,683
                                                                   -------------
                                                                         52,748
--------------------------------------------------------------------------------
SPAIN - 0.5%
Fuerzas Electricas de
   Cataluna Class A (ENERGY)                       4,401                 47,038
Iberdrola (ENERGY)                                 4,470                 66,210
                                                                   -------------
                                                                        113,248
--------------------------------------------------------------------------------
SWITZERLAND 0.5%
Swatch Group Class B
     (CONSUMER GOODS)                                204                129,558
--------------------------------------------------------------------------------
UNITED KINGDOM - 2.0%
Blue Circle Industries (MATERIALS)                18,500                107,811
BRITANNIC (FINANCIAL)                              1,820                 28,470
BTR Siebe (CONSUMER GOODS)                        13,606                 60,731
Enterprise Oil (ENERGY)                            6,355                 36,586
Greenalls Group (SERVICES)                        11,020                 59,417
Hyder (MULTI - INDUSTRY)                           2,940                 37,256
Rolls-Royce (CAPITAL EQUIPMENT)                   21,535                 91,951
Safeway  (SERVICES)                                9,420                 37,066
Tomkins (MULTI - INDUSTRY)                        13,510                 50,026
United Biscuits (SERVICES)                         3,290                  9,985
                                                                   -------------
                                                                        519,299
================================================================================
TOTAL INVESTMENTS IN FOREIGN COMMON STOCKS
(COST: $3,681,481)...............................................$    3,547,258
================================================================================

FOREIGN NON-CONVERTIBLE PREFERRED STOCK - 0.0%
                                                                       Market
                                                Quantity             Value (a)
--------------------------------------------------------------------------------
GERMANY - 0.0%
Prosieben Media (SERVICES)                           231           $     11,098
================================================================================
TOTAL INVESTMENTS IN FOREIGN NON-
CONVERTIBLE PREFERRED STOCK
(COST: $10,743)..................................................$       11,098
================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 15

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999


CORPORATE BONDS - 12.1%
                                                                                     Principal           Market
                                                          Rate       Maturity           Amount         Value (a)
-----------------------------------------------------------------------------------------------------------------
FINANCIAL - 2.8%
Arcadia Financial                                        11.50%      03/15/07      $   100,000       $    78,000
Associates                                                5.50       02/15/04           45,000            44,116
Bear Stearns                                              6.15       03/02/04           25,000            24,716
CIT Group                                                 5.50       02/15/04           45,000            43,705
Ford Motor Credit                                         5.80       01/12/09           85,000            81,652
Household Finance (MEDIUM-TERM NOTE)                      5.88       02/01/09           75,000            71,426
HSBC Americas                                             6.63       03/01/09           60,000            60,456
Midamerican Funding (f)                                   6.93       03/01/29           55,000            54,497
Nationsbank                                               6.13       07/15/04           35,000            35,132
Providian Capital I (f)                                   9.53       02/01/27          100,000            97,000
RBF Finance (f)                                          11.00       03/15/06           75,000            78,750
Toyota Motor Credit                                       5.63       11/13/03           30,000            29,817
                                                                                                     ------------
                                                                                                         699,267
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 8.9%
Albecca (f)                                              10.75       08/15/08          100,000            85,000
Baker Hughes(f)                                           6.88       01/15/29           85,000            83,413
Biovail International                                    10.88       11/15/05          100,000           102,750
Calpine                                                   7.75       04/15/09           75,000            75,030
Cendant                                                   7.75       12/01/03          105,000           107,774
Chesapeake Energy                                         9.13       04/15/06          100,000            80,000
Continental Airlines                                      6.55       02/02/19           40,000            39,766
Entex Information Services                               12.50       08/01/06          125,000            88,906
Evenflow (f)                                             11.75       08/15/06           75,000            76,500
Grove Worldwide (STEP BOND) (i)                           7.56       05/01/09           25,000             9,000
Integrated Electronic Services (f)                        9.38       02/01/09           50,000            51,000
J Seagram & Sons                                          6.63       12/15/05          150,000           148,754
Level 3 Communications                                    9.13       05/01/08           25,000            25,063
Loewen Group International Series 2                       8.25       04/15/03          100,000            53,500
Mack-Cali Realty                                          7.25       03/15/09           45,000            44,335
NE Restaurant                                            10.75       07/15/08          100,000            96,500
Noble Drilling                                            7.50       03/15/19           60,000            60,906
Owens Corning                                             7.00       03/15/09           55,000            53,968
Petro-Canada (YANKEE) (g)                                 7.00       11/15/28           85,000            82,175
Premier Graphics (f)                                     11.50       12/01/05          100,000            98,500
Province of Alberta (YANKEE) (G)                          4.88       10/29/03           75,000            72,314


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 15
10

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999


CORPORATE BONDS (CON'T)
                                                                                     Principal           Market
                                                          Rate       Maturity           Amount         Value (a)
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL (CONT.)
Queen Sand Resources                                     12.50%      07/01/08      $   150,000       $   100,500
Radio Unica (STEP BOND) (f)(i)                           10.84       08/01/06          225,000           126,000
Safelite Glass (f)                                        9.88       12/15/06          100,000            93,250
Sonic Automotive                                         11.00       08/01/08          100,000            98,750
Styling Technology                                       10.88       07/01/08          100,000            96,500
Temple-Inland (MEDIUM-TERM NOTE)                          6.75       03/01/09           50,000            50,032
True Temper Sports (f)                                   10.88       12/01/08           50,000            46,250
Williams Companies                                        6.50       08/01/06          110,000           109,520
                                                                                                     ------------
                                                                                                       2,255,956
-----------------------------------------------------------------------------------------------------------------
UTILITIES - 0.4%
AT&T Capital (MEDIUM-TERM NOTE)                           7.50       11/15/00           80,000            82,042
Global Crossing (PIK BOND) (f)(h)                        10.50       12/01/08              250 (j)        28,813
                                                                                                     ------------
                                                                                                         110,855
=================================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $3,203,301).................................................................................$   3,066,078
=================================================================================================================


FOREIGN DENOMINATED BOND - 0.4%
                                                                                     Principal           Market
                                                          Rate       Maturity       Amount (e)         Value (a)
-----------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT - 0.4%
Hellenic Republic (GREEK DRACHMA)                         8.90%      03/21/04       31,000,000       $   113,329
=================================================================================================================
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BOND
(COST: $103,095)...................................................................................$     113,329
=================================================================================================================


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 15

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999


U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 2.5%
                                                                                     Principal           Market
                                                          Rate       Maturity           Amount         Value (a)
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTE - 0.5%
                                                          4.75%      02/15/04      $   115,000       $   113,239
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 0.4%
                                                          7.50       11/15/16           65,000            76,324
                                                          6.63       02/15/27           20,000            22,047
                                                                                                     ------------
                                                                                                          98,371
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.6%
Federal Home Loan Mortgage Corporation                    5.13       09/15/03           65,000            63,944
Federal National Mortgage Association                     5.63       03/15/01          130,000           130,996
Federal National Mortgage Association                     6.21       08/06/38          225,000           218,849
                                                                                                     ------------
                                                                                                         413,789
=================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $637,726)...................................................................................$     625,399
=================================================================================================================


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 10.5%
                                                                                     Principal           Market
                                                          Rate       Maturity           Amount         Value (a)
-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 3.1%
                                                          6.00%      04/01/11      $    87,125       $    86,799
                                                          6.00       12/01/13          103,368           102,722
                                                          6.50       05/01/14          190,000 (c)       191,839
                                                          6.50       04/01/29          400,000 (c)       398,500
                                                                                                     ------------
                                                                                                         779,860
-----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.1%
                                                          9.50       02/01/25           99,074           105,785
                                                          7.50       04/01/28           78,036            80,182
                                                          7.00       05/01/28          144,838           146,830
                                                          6.00       10/01/28          223,649           217,357
                                                          6.50       11/01/28          243,255           242,114
                                                                                                     ------------
                                                                                                         792,268
-----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARF - 0.4%
                                                          6.00       11/01/13          112,423           111,580
-----------------------------------------------------------------------------------------------------------------


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 15
12

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CON'T)
                                                                                     Principal           Market
                                                          Rate       Maturity           Amount         Value (a)
-----------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.9%
                                                          7.00%      04/15/23      $    73,569       $    74,834
                                                          8.00       12/15/23          124,613           130,299
                                                          7.50       05/15/28           83,124            85,695
                                                          7.00       06/15/28           94,664            96,113
                                                          7.00       08/15/28          337,911           343,084
                                                          6.50       09/15/28          112,420           111,928
                                                          7.00       01/15/29          143,993           146,192
                                                                                                     ------------
                                                                                                         988,145
=================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $2,671,463).................................................................................$   2,671,853
=================================================================================================================


ASSET-BACKED SECURITIES - 1.9%
                                                                                     Principal           Market
                                                          Rate       Maturity           Amount         Value (a)
-----------------------------------------------------------------------------------------------------------------
AUTO LOAN RELATED - 0.7%
Arcadia Automobile Receivables Trust 99-A A4              5.94%      08/15/03      $    30,000       $    30,038
Ford Credit Auto Owner Trust 98-C B                       6.06       02/15/03          140,000           139,801
                                                                                                     ------------
                                                                                                         169,839
-----------------------------------------------------------------------------------------------------------------
EQUIPMENT LOAN RELATED - 0.4%
Newcourt Equipment Trust Securities 98-2 A4               5.45       10/15/03          105,000           103,819
-----------------------------------------------------------------------------------------------------------------
HOME EQUITY LOAN RELATED - 0.8%
EQCC Home Equity Loan Trust 98-2 A6F                      6.16       04/15/08           90,000            89,611
Residential Asset Securities 99-KS1 AI3                   6.11       05/25/24          105,000           105,098
-----------------------------------------------------------------------------------------------------------------
                                                                                                         194,709
=================================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $470,014)...................................................................................$     468,367
=================================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $21,340,762)................................................................................$  23,847,026
=================================================================================================================


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 15

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999


SHORT-TERM SECURITIES - 2.6%
                                                                                     Principal           Market
                                                          Rate       Maturity           Amount         Value (a)
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.3%
                                                          4.05%      04/22/99      $    75,000 (d)   $    74,789
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 2.3%
Ford Motor Credit (FINANCIAL)                             4.84       04/19/99          190,000           189,540
General Electric Credit (FINANCIAL)                       4.81       04/14/99          390,000           389,323
                                                                                                     ------------
                                                                                                         578,863
=================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $653,692)...................................................................................$     653,652
=================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $21,994,454) (l)............................................................................$  24,500,678
=================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 3.5%
    ...............................................................................................$     895,297
=================================================================================================================
TOTAL NET ASSETS
    ...............................................................................................$  25,395,975
=================================================================================================================


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 15
14

                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999

                                       (a)

Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Purchased on a when-issued basis. At March 31, 1999, the cost of securities purchased on a when-issued basis totalled $588,094.

                                       (d)

Security is partially pledged to cover initial margin on open futures contracts (See Note 5 to financial statements).

                                       (e)

Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (f)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered liquid under guidelines established by the Board of Directors. The market value of such securities was $918,973 (3.6% of net assets) at March 31, 1999.

                                       (g)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (h)

The interest rate shown for Payment-in-Kind bonds (PIK bonds) represents effective yield at March 31, 1999. PIK--Payment-in-Kind income is generally paid by issuing additional par or shares of the security rather than paying cash.

                                       (i)

A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at March 31, 1999, based upon the estimated timing and amount of future interest and principal payments.

                                       (j)

Represents a preferred security. Quantity is disclosed in units. One unit represents 100 par.

                                       (k)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security held at March 31, 1999, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 1999, is shown on the next page.

                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1999

CONVERTIBLE PREFERRED STOCK

Security                                     Acquisition Date              Cost
--------------------------------------------------------------------------------
PathNet Series C                                 11/04/97            $  166,665
                                                 04/01/98               333,733


LIMITED PARTNERSHIPS

Security                                     Acquisition Date              Cost
--------------------------------------------------------------------------------
South Street Corporate
   Recovery Fund I                               10/03/95            $       --
Spectrum Equity Investors                        02/12/97                14,526
                                                 02/26/97                25,000
                                                 05/05/97                20,000
                                                 06/10/97                12,500
                                                 09/30/97                12,500
                                                 12/09/97                10,000
                                                 01/20/98                30,000
                                                 07/24/98                15,000
                                                 02/10/99                10,000
Vanguard Associates IV                           07/26/96                 2,811


                                       (l)

At March 31, 1999, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

   Cost for federal income tax purposes....................   $    22,829,901
                                                            ===================
   Gross unrealized appreciation...........................   $     3,007,208

   Gross unrealized depreciation...........................        (1,336,431)
                                                            -------------------

   Net unrealized appreciation.............................   $     1,670,777
                                                            ===================

                       STATEMENT OF ASSETS AND LIABILITIES
                                IAI BALANCED FUND


                                 MARCH 31, 1999

ASSETS

Investments in securities, at market
    (Cost: $21,994,454)                                                                          $24,500,678
Cash in bank on demand deposit                                                                     1,268,184
Receivable for investment securities sold                                                            899,298
Receivable for Fund shares sold                                                                       18,959
Dividends and accrued interest receivable                                                            127,026
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                             62
                                                                                                 -----------
    TOTAL ASSETS                                                                                  26,814,207
                                                                                                 -----------

LIABILITIES

Payable for investment securities purchased                                                          823,231
Payable for investment securities purchased on a when-issued basis                                   588,094
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                          1,392
Variation margin payable                                                                               5,312
Other accrued expenses                                                                                   203
                                                                                                 -----------
    TOTAL LIABILITIES                                                                              1,418,232
                                                                                                 -----------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                       $25,395,975
                                                                                                 ===========

REPRESENTED BY:

Capital stock                                                                                    $    23,548
Additional paid-in capital                                                                        21,242,378
Undistributed net investment income                                                                  436,478
Accumulated net realized gains                                                                     1,196,393
Unrealized appreciation or depreciation on:
    Investment securities                                                      $ 2,498,649
    Other assets and liabilities denominated in foreign currency                    (1,471)
                                                                               -----------
                                                                                                   2,497,178
                                                                                                 -----------
        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                  $25,395,975
                                                                                                 ===========
        Shares of capital stock outstanding; authorized 10 billion shares
             of $.01 par value stock                                                               2,354,785
                                                                                                 -----------
        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                   $     10.78
                                                                                                 ===========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 21

                             STATEMENT OF OPERATIONS
                                IAI BALANCED FUND


                            YEAR ENDED MARCH 31, 1999

NET INVESTMENT INCOME

    INCOME
       Interest                                                                                $   779,130
       Dividends (net of foreign income taxes withheld of $13,726)                                 321,153
                                                                                               -----------
           TOTAL INCOME                                                                          1,100,283
                                                                                               -----------
    EXPENSES
       Management fees                                                                             389,548
       Compensation of Directors                                                                     8,045
       Other expenses                                                                                5,406
                                                                                               -----------
       TOTAL EXPENSES                                                                              402,999
           Less fees reimbursed by Advisers                                                         (8,045)
                                                                                               -----------
           NET EXPENSES                                                                            394,954
                                                                                               -----------
           NET INVESTMENT INCOME                                                                   705,329
                                                                                               -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)

    Net realized gains (losses) on:
       Investment securities                                               $  4,549,074
       Futures contracts                                                       (122,073)
       Foreign currency transactions                                           (118,019)
                                                                           ------------
                                                                                                 4,308,982
    Net change in unrealized appreciation or depreciation on:
       Investment securities                                               $ (2,489,644)
       Futures contracts                                                        (16,384)
       Other assets and liabilities denominated in foreign currency              (8,699)
                                                                           ------------
                                                                                                (2,514,727)
                                                                                               -----------
           NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                          1,794,255
                                                                                               -----------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $ 2,499,584
                                                                                               ===========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 21

                       STATEMENT OF CHANGES IN NET ASSETS
                                IAI BALANCED FUND


                                                                                           Year ended       Year ended
                                                                                            March 31,        March 31,
                                                                                              1999             1998
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS

     Net investment income                                                                $    705,329     $  1,100,909
     Net realized gains                                                                      4,308,982        7,576,327

     Net change in unrealized appreciation or depreciation                                  (2,514,727)         986,206
                                                                                          -----------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                2,499,584        9,663,442
                                                                                          -----------------------------


DISTRIBUTIONS TO SHAREHOLDERS:

     From net investment income                                                               (520,998)      (1,041,725)

     Excess distribution from net investment income                                                 --         (333,421)

     From net realized gains                                                                (7,382,896)      (3,849,828)
                                                                                          -----------------------------
         TOTAL DISTRIBUTIONS                                                                (7,903,894)      (5,224,974)
                                                                                          -----------------------------

CAPITAL SHARE TRANSACTIONS

     Net proceeds from sale of 2,100,920 and 2,196,828 shares                               24,404,967       27,242,204
     Net asset value of 685,461 and 436,950 shares issued
       in reinvestment of distributions                                                      7,831,537        5,199,315

     Cost of 2,881,943 and 3,157,276 shares redeemed                                       (32,696,775)     (38,440,983)
                                                                                          -----------------------------
         DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                               (460,271)      (5,999,464)
                                                                                          -----------------------------
         TOTAL DECREASE IN NET ASSETS                                                       (5,864,581)      (1,560,996)

     NET ASSETS AT BEGINNING OF PERIOD                                                      31,260,556       32,821,552
                                                                                          -----------------------------

     NET ASSETS AT END OF PERIOD                                                          $ 25,395,975     $ 31,260,556
                                                                                          =============================
         INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                                $    436,478     $    112,022
                                                                                          =============================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 21

                              FINANCIAL HIGHLIGHTS
                                IAI BALANCED FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                     Years ended March 31,
                                            -----------------------------------------------------------------------
                                                 1999            1998         1997          1996          1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE

     Beginning of period                       $  12.76       $  11.04      $  11.53      $  10.57      $  10.36
                                            -----------------------------------------------------------------------
OPERATIONS

     Net investment income                         0.28           0.25          0.37          0.29          0.29
     Net realized and unrealized gains             0.93           2.84          1.60          0.97          0.62
                                            -----------------------------------------------------------------------
         TOTAL FROM OPERATIONS                     1.21           3.09          1.97          1.26          0.91
                                            -----------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income                        (0.20)         (0.28)        (0.49)        (0.30)        (0.32)
     Excess distribution from
         net investment income                       --          (0.09)           --            --            --
     Net realized gains                           (2.99)         (1.00)        (1.97)           --         (0.38)
                                            -----------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                          (3.19)         (1.37)        (2.46)        (0.30)        (0.70)
                                            -----------------------------------------------------------------------

NET ASSET VALUE

     End of period                             $  10.78       $  12.76      $  11.04      $  11.53      $  10.57
                                            =======================================================================

Total investment return*                           9.46%         29.14%        18.55%        12.09%         9.44%

Net assets at end of period (000's omitted)    $ 25,396       $ 31,261      $ 32,822      $ 38,799      $ 41,419

RATIOS

     Expenses to average net assets
         (including interest expense)              1.27%+         1.28%         1.26%         1.25%         1.25%
     Expenses to average net assets
         (excluding interest expense)              1.27%+         1.25%         1.25%         1.25%         1.25%
     Net investment income to
         average net assets                        2.26%          2.57%         2.92%         2.48%         2.68%
     Portfolio turnover rate
         (excluding short-term securities)        138.8%         237.0%        190.6%        193.8%        256.9%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

+ THIS RATIO INCLUDES A 2 BASIS POINT EXPENSE APPROVED BY THE BOARD OF DIRECTORS RELATED TO AN INDEPENDENT VALUATION OF A RESTRICTED SECURITY.

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND


                                 MARCH 31, 1999

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds VI, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Balanced Fund is a separate portfolio of IAI Investment Funds VI, Inc. The Fund has a primary objective of maximum total return through investment in stocks, bonds and short-term instruments.

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by the portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, prices of unrestricted securities of the same class discounted to reflect the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Restricted securities represent $2,916,127 (11.5% of net assets). Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND


                                 MARCH 31, 1999

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions. Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of limited partnership income, certain foreign currency gains and losses treated as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $140,125 and accumulated net realized gains have been decreased by $140,125.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

The Fund uses the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions, as needed to comply with federal tax regulations, are distributed during the year.

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND


                                 MARCH 31, 1999

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

The Fund has available a $5,010,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the year ended March 31, 1999, the Fund paid $857 in interest on the line of credit at an average rate of 8.50%. This interest expense is included as a reduction of interest income on the Statement of Operations. There are no borrowings outstanding at March 31, 1999.

LIMITED PARTNERSHIP COMMITMENTS

At March 31, 1999, the Fund is committed to invest an additional $13,000 in Spectrum Equity Investors limited partnership.

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profit and loss in the partnership and removal from the limited partnership.

The Fund's management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. The Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

[3] FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% declining to 1.10% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

During the year ended March 31, 1999, the Fund paid $5,406 for an independent valuation of a restricted security. This expense was approved by the Fund's board of directors and is included in other expenses on the statement of operations.

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND


                                 MARCH 31, 1999

[4] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 1999, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $40,027,016 and $47,784,104, respectively.

RESTRICTED SECURITIES

Included in the Fund's portfolio of investments in securities at March 31, 1999 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

The Fund limits investments in securities that are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Fund's Board of Directors.

[5] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of March 31, 1999. The market value of securities deposited to cover initial margin requirements for the open positions at March 31, 1999 was $49,859. The unrealized depreciation on these contracts is included in unrealized appreciation or depreciation on investment securities.

                     Number        Expiration                   Market       Unrealized
 Type             of Contracts        Month      Position        Value      Depreciation
----------------------------------------------------------------------------------------
U.S Treasury Bond      10          June 1999       Long       $ 1,205,625     $ 7,575
========================================================================================

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND


                                 MARCH 31, 1999

[6] FOREIGN CURRENCY EXCHANGE CONTRACTS

At March 31, 1999, the Fund had entered into foreign currency exchange contracts. The unrealized appreciation or depreciation on those contracts at March 31, 1999, is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:


Exchange                                                                        Unrealized       Unrealized
 Date            Currency to be Delivered         Currency to be Received      Appreciation     Depreciation
-----------------------------------------------------------------------------------------------------------
04/01/99           4,012 U.S. Dollars             6,295 Australian Dollars      $    --          $    37
04/01/99          12,980 Australian Dollars       8,259 U.S. Dollars                 62               --
04/01/99           7,781 Euro                     8,296 U.S. Dollars                 --              104
04/01/99         955,605 Japanese Yen             7,924 U.S. Dollars                 --              145
04/01/99          18,251 Singapore Dollars       10,507 U.S. Dollars                 --               52
04/05/99         869,452 Japanese Yen             7,203 U.S. Dollars                 --              138
04/05/99             125 Singapore Dollars           72 U.S. Dollars                 --               --
04/06/99           4,081 U.S. Dollars             6,448 Australian Dollars           --                9
04/06/99           2,091 Singapore Dollars        1,203 U.S. Dollars                 --                7
04/07/99           7,390 Euro                     7,880 U.S. Dollars                 --               99
04/07/99          10,073 Singapore Dollars        5,810 U.S. Dollars                 --               18
04/08/99           4,894 British Pound            7,887 U.S. Dollars                 --               14
04/08/99           4,434 British Pound            7,145 U.S. Dollars                 --               12
04/30/99           8,389 Euro                     8,980 U.S. Dollars                 --               77
04/30/99           7,533 Euro                     8,063 U.S. Dollars                 --               70
04/30/99           7,272 Euro                     7,784 U.S. Dollars                 --               67
06/02/99      22,164,314 Japanese Yen           188,200 U.S. Dollars                 --              543
-----------------------------------------------------------------------------------------------------------
                                                                                $    62          $ 1,392

                          INDEPENDENT AUDITORS' REPORT
                                IAI BALANCED FUND




THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS VI, INC.:


We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Balanced Fund (a portfolio within IAI Investment Funds VI, Inc.) as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Balanced Fund at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
May 14, 1999

                             FEDERAL TAX INFORMATION
                                IAI BALANCED FUND


We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions in January of each year.

                                 TAX INFORMATION

--------------------------------------------------------------------------
   Payable Date           Ordinary Income (A)      Long-Term Capital Gain
--------------------------------------------------------------------------
  JUNE 1998                   $   0.3745                $   1.8075
  DECEMBER 1998                   0.2420                    0.7680
==========================================================================
                              $   0.6165                $   2.5755

  11.91% of ordinary income distributions qualify for deduction by corporations.

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                                  P.O. Box 510
                            Milwaukee, WI 53201-0510

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                  David Koehler
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                                                   500-0023-0599
                                  800.945.3863
                                  612.376.2700